                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement           ( )  Confidential, for Use of the
( )  Definitive Proxy Statement                 Commission Only (as permitted
( )  Definitive Additional Materials            by Rule 14a-6(e)(2))
( )  Soliciting Material Under Rule 14a-12

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                              ING SERIES FUND, INC.

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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( )  Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                                                                Preliminary Copy

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                January 15, 2004

Dear Shareholder:

         On behalf of the Board of Directors of ING Growth and Income Fund (the "Fund"), a series of ING Series Fund, Inc. (the "Company"), I invite you to a special meeting of shareholders ("Special Meeting") of the Fund scheduled for 10:00 a.m., Local time, on February 26, 2004 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, shareholders of the Fund will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments") and Wellington Management Company, LLP ("Wellington Management") and (2) approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Directors of the Company, to enter into and materially amend agreements with certain sub-advisers without obtaining the approval of the Fund's shareholders. If Proposal One is approved, it is anticipated that Wellington Management would begin serving as the new sub-adviser to the Fund on or about March 1, 2004.

         After careful consideration, your Board of Directors unanimously recommends that shareholders vote "FOR" both proposals.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 25, 2004.

         The Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           James M. Hennessy
                                           President and Chief Executive Officer

                                                                Preliminary Copy

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF ING GROWTH AND INCOME FUND
                         SCHEDULED FOR FEBRUARY 26, 2004

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Growth and Income Fund (the "Fund"), a series of ING Series Fund, Inc. (the "Company"), is scheduled for February 26, 2004, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         The Special Meeting is being held for the following purposes:

         (1) To approve a new sub-advisory agreement for the Fund between ING Investments, LLC ("ING Investments") and Wellington Management Company, LLP ("Wellington Management") with no change in the investment adviser or the overall management fee paid by the Fund;

         (2) To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Directors of the Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund's shareholders; and

         (3) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on December 22, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a revised proxy, (ii) giving written notice of revocation to the Fund or (iii) voting in person at the Special Meeting.

                                             By Order of the Board of Directors,

                                             Theresa K. Kelety
                                             Secretary

Dated: January 15, 2004

                                                                Preliminary Copy

                                 PROXY STATEMENT

                                JANUARY 15, 2004

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 26, 2004

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

                                                                Preliminary Copy

WHO IS ASKING FOR MY VOTE?

         The Board of Directors (the "Board") of ING Series Fund, Inc. (the "Company") is sending this Proxy Statement and the enclosed Proxy Ballot to you and all other shareholders who have a beneficial interest in ING Growth and Income Fund (the "Fund"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Fund.

WHO IS ELIGIBLE TO VOTE?

         The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about January 15, 2004 to all shareholders of record who are eligible to vote. Shareholders of record who owned shares in the Fund as of the close of business on December 22, 2003 ("Record Date") are eligible to vote. Each share is entitled to one vote. The following table sets forth the number of shares of the Fund issued and outstanding as of the Record Date.

                                  SHARES
SHARE CLASS                    OUTSTANDING
-----------                    -----------
 Class A
 Class B
 Class C
 Class I

         To the Company's knowledge, as of December 29, 2003, no person owned beneficially more than 5% of any class of the Fund's securities, except as set forth in APPENDIX A. To the Company's knowledge, as of such date no Director or Executive Officer owned beneficially more than 1% of any class of the Fund's securities.

WHY IS THE SPECIAL MEETING BEING HELD?

         The Special Meeting is being held for the following purposes:

         (1) To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Fund between ING Investments, LLC ("ING Investments" or the "Adviser") and Wellington Management Company, LLP ("Wellington Management") with no change in the Adviser or the overall management fee paid by the Fund;

         (2) To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Directors of the Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund's shareholders; and

         (3) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                Preliminary Copy

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for the Fund--because you have the right to vote on these important Proposals concerning your Fund.

         The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

HOW DO I VOTE?

         Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Special Meeting in person and voting. Joint owners must each sign the Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or oral communication. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominees.

         The Company has retained Georgeson Shareholder Communications, Inc. (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $8,200. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor toll-free at (877) 737-5608.

                                                                Preliminary Copy

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

         The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 26, 2004 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

         Copies of the Fund's Annual Report for the fiscal year ended May 31, 2003 and Semi-Annual Report for the period ended November 30, 2003 have previously been mailed to shareholders.

         YOU CAN OBTAIN COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS, WITHOUT CHARGE, BY WRITING TO THE ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING TOLL-FREE AT (800) 992-0180.

         Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll-free at (800) 992-0180. Shareholder Services is open Monday through Thursday 8:00 a.m. - 8:00 p.m. and Friday from 8:00 a.m.
- 5:00 p.m. Eastern Time.

                                                                Preliminary Copy

                                  PROPOSAL ONE
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

         The Fund and the Adviser wish to retain the services of Wellington Management as a new sub-adviser to the Fund (the "Proposed Sub-Adviser"). Wellington Management would serve the Fund under the Proposed Sub-Advisory Agreement between ING Investments and Wellington Management, a copy of which is included as APPENDIX B. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.

WHO IS THE ADVISER?

         ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Fund. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2003, ING Investments managed over $____ billion in assets. The investment management agreement between the Fund and ING Investments, dated March 1, 2002 (the "Investment Management Agreement"), was last approved by shareholders on February 27, 2002 and by the Board on December 17, 2003. The Fund paid $_________ in advisory fees in the fiscal year ended May 31, 2003.

WHO IS THE CURRENT SUB-ADVISER?

         Aeltus Investment Management, Inc., a Connecticut corporation, serves as the current sub-adviser to the Fund ("ING Aeltus" or the "Current Sub-Adviser"). It has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The sub-advisory agreement between ING Investments and ING Aeltus, dated _____________, was last approved by shareholders on _____________ and by the Board on ________________. ING Investments paid $_________ in sub-advisory fees in the fiscal year ended May 31, 2003.

WHO IS THE PROPOSED SUB-ADVISER?

         Founded in 1928, Wellington Management is one of America's oldest investment management firms. Headquartered in Boston, with eight affiliate offices in the United States and around the world, Wellington Management provides investment services to many of the world's leading public and private institutions. With over 70 years of mutual fund experience, Wellington Management has built an infrastructure of client service, marketing, operations, compliance, and legal teams that provide comprehensive business services to its sub-advisory clients. As of December 31, 2003, Wellington Management had over $_____ billion of assets under management, of which $___ billion was in equity securities. Wellington Management is a limited liability partnership organized in Massachusetts and owned entirely by its 75 partners, all of whom are active in the business. It currently has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is registered with the SEC as an investment adviser. The managing partners of Wellington Management are Laurie
A. Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. See APPENDIX C for a listing of the

                                                                Preliminary Copy

names, addresses, and the principal occupations of the partners of Wellington Management, each of whom may be reached at the principal offices of the firm. As of December __ 2003, no Director or officer of the Fund was an officer, director, employee, general partner or shareholder of Wellington Management. As of December __, 2003, Wellington Management had no affiliated brokers.

         APPENDIX D sets forth the names of other investment companies, with investment objectives similar to the Fund, for which Wellington Management acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2003.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUND?

         Currently, the Fund is managed by ING Aeltus. If the Proposed Sub-Advisory Agreement is approved, the Adviser would terminate the subadvisory relationship with ING Aeltus and engage the services of Wellington Management as Sub-Adviser to the Fund and Wellington Management would provide day-to-day management of the Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of Wellington Management. The Fund would be managed by Wellington Management investment.

         -        KAREN H. GRIMES, CFA Vice President and Equity Research
                  Analyst

         Karen H. Grimes, CFA, Vice President and Portfolio Manager of Wellington Management is responsible for the day-to-day management of the Fund. Karen is assisted by a team of analysts that specialize in value oriented investing. Ms. Grimes joined Wellington Management in 1995 and has been an investment professional since 1983.

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY OF THE FUND?

         The Fund's current investment strategy allows the Fund to invest at least 65% of its total assets in common stocks that the sub-adviser believes have significant potential for capital appreciation or income growth, or both. Under this strategy, a quantitative model is used for stock selection and the portfolio emphasis is on growth stocks and capital appreciation rather than income growth. While this strategy can be successful in that it focuses on growth companies that may not pay a dividend, in down markets this strategy may not provide as much cushion to the return as a strategy with greater emphasis on the dividend yield.

         If Proposal One is approved, Wellington Management will manage the Fund's portfolio using a different investment strategy ("New Investment Strategy"). Pursuant to this investment strategy, the Fund will invest in the companies that the sub-adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average price/earnings multiples. The sub-adviser will use a contrarian's approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. Under this approach, the sub-adviser will use fundamental analysis (assessment of such factors as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value) to evaluate a security for purchase or sale by the Fund. The Fund will invest primarily in large dividend paying companies with market capitalization over $2 billion. Thus, with the new investment strategy in place, the Fund will concentrate more on the income component, with a higher concentration of stocks that pay dividends. An increased emphasis on dividend yield can mitigate the lower returns the Fund might otherwise have in a down market. This strategy, however, can limit participation in a rising market as higher dividend paying stocks generally experience less appreciation during rising market cycles.

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                                                                Preliminary Copy

         Consistent with the proposed change to the Fund's investment strategy, the Fund's name will be changed to ING Equity Income Fund. The Board believes that this name change is necessary to more accurately describe the Fund's new investment strategy.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

         The Fund's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, oversees the investment management services of the sub-adviser.

         The current Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of those who are neither parties to the Investment Management Agreement nor are "interested persons" (as defined in the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Management Agreement provides that ING Investments is paid an advisory fee at an annual rate of 0.70% of the first $250 million average daily net assets, 0.65% of the next $250 million average daily net assets, 0.625% on the next $250 million average daily net assets, 0.60% on the next $1.25 billion average daily net assets and 0.55% over $2 billion of the Fund's average daily net assets. The Proposed Sub-Advisory Agreement will not result in a change in the overall management fee payable by the Fund. ING Investments, and not the Fund, will bear the expense of sub-advisory services provided by the Sub-Adviser.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

         The material terms of the Current Sub-Advisory Agreement are substantially identical to the material terms of the Proposed Sub-Advisory Agreement, expect for the amount of the sub-advisory fee as discussed below. Under the Proposed Sub-Advisory Agreement, Wellington Management would be required to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objective, policies and restrictions and applicable laws and regulations. To the extent permitted by the investment policies of the Fund, Wellington Management will make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Proposed Sub-Advisory Agreement also requires Wellington Management to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

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                                                                Preliminary Copy

         The fees payable to Wellington Management, which will be paid by ING Investments and not by the Fund, will not increase the overall management fee of the Fund. The fee rate is 0.40% for the first $100 million of average daily net assets and 0.30% over $100 million of average daily net assets. The sub-advisory fee under the Current Sub-Advisory Agreement is paid at the annual rate of 0.315% on first $250 million average daily net assets, 0.293% on next $250 million average daily net assets, 0.281% on next $250 million average daily net assets, 0.270% on next $1.25 billion average daily net assets, and 0.248% over $2 billion average daily net assets. Because the fee paid to the sub-adviser is and will continue to be paid by ING Investments and not by the Fund, the increase in sub-advisory fees will have no impact on the total expenses of the Fund.

         The Proposed Sub-Advisory Agreement provides that Wellington Management shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

         Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser and the Sub-Adviser will indemnify and hold harmless each other against any and all losses (including legal and other expenses) arising out of their respective responsibilities to the Fund which may be based upon (1) the Adviser's or Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's or Sub-Adviser's reckless disregard of its obligations under such agreement, or (2) certain untrue statement or alleged untrue statement or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Fund.

         The Proposed Sub-Advisory Agreement may be terminated at any time by the Company with respect to the Fund by a vote of the majority of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement also may be terminated by: (i) the Adviser upon sixty (60) days' written notice to the Company and the Proposed Sub-Adviser; (ii) at any time, without payment of a penalty by the Fund, by the Company's Board of Directors or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and the Proposed Sub-Adviser; or (iii) by the Proposed Sub-Adviser upon three (3) months' written notice unless the Company or the Adviser requests additional time to find a replacement for the Proposed Sub-Adviser, in which case, the Proposed Sub-Adviser shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that the Proposed Sub-Adviser can terminate the contract at any time, if the Proposed Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         The Proposed Sub-Advisory Agreement was approved with respect to the Fund by the Directors of the Company, including a majority of the Directors who are not "interested persons" of the Adviser, the Proposed Sub-Adviser or the Company, on December 17, 2003.

WHAT IS THE REQUIRED VOTE?

         Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to be effective. Approval of the Proposed Sub-Advisory Agreement by the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose means the

                                                                Preliminary Copy

affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

         If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

         At a meeting of the Board held on December 17, 2003, the Board of Directors of the Company, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), approved the Proposed Sub-Advisory Agreement for the Fund. The Board's decision to appoint the Proposed Sub-Adviser was prompted by the Board's view that the Fund's performance over various time periods has not met expectations and upon the Adviser's recommendation to appoint Wellington Management as the new sub-adviser.

         In reaching a decision to engage Wellington Management as the Fund's sub-adviser, the Board, including a majority of the Independent Directors, discussed at length the performance of the Fund on one-, three- and five-year basis. The Board compared the Fund's performance with the Current Sub-Adviser to the performance of accounts managed by Wellington Management that are comparable to the Fund employing the New Investment Strategy. The Board also considered the performance of a peer group of other growth and income funds that are comparable to the Fund. The Board further considered the fact that Wellington Management currently employs the New Investment Strategy in managing other portfolios. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (i) the Adviser's view of the reputation of Wellington Management; (ii) the nature and quality of the services to be provided by Wellington Management; (iii) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided; (iv) the qualifications of the personnel, portfolio management capabilities, and investment methodologies; (v) its operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (vi) its financial condition; (vii) the costs for the services of the Sub-Adviser and the fact that the cost of the Sub-Adviser will be paid by the Adviser and not directly by the Fund; (viii) consistency in investment style and portfolio turnover rates experienced over time in employing new investment strategy; (ix) the appropriateness of the proposed changes to the Fund's non-fundamental investment strategy in light of the Fund's investment objective and investor base; and (x) Wellington Management's Code of Ethics and related procedure for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         Prior to approving the Proposed Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Proposed Sub-Advisory Agreement, as well as the Proposed Sub-Adviser. As part of this process, the Independent Directors reviewed materials provided by Wellington Management and by ING Investments regarding Wellington Management and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreement.

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         Based on its review and after considering ING Investments'
recommendation, the Board concluded that engaging Wellington Management as Sub-Adviser would be in the interests of the Fund and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Fund vote to approve the Proposed Sub-Advisory Agreement.

WHAT IS THE RECOMMENDATION OF THE BOARD?

Based upon its review, the Board has determined that retaining Wellington Management is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the meeting, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend its approval.

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                                  PROPOSAL TWO
                 APPROVAL OF A "MANAGER-OF-MANAGERS ARRANGEMENT
       FOR THE FUND TO PERMIT ING INVESTMENTS TO ENTER INTO, OR MATERIALLY
            AMEND, CERTAIN SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING
                              SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

         Investment management services are currently being provided to the Fund by ING Investments pursuant to an Investment Management Agreement dated March 1, 2002 between ING Investments and the Company. Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

         Under the Investment Management Agreement, ING Investments monitors the investment program of the sub-adviser to the Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Fund, ING Investments also oversees and monitors the performance of the Fund's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Fund.

         The 1940 Act generally requires that a written sub-advisory agreement be approved by majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval of the Fund's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") to ING Investments permitting it to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

         Accordingly, shareholders of the Fund are being asked to approve operation of the Fund as a "Manager-of-Managers" fund. If Proposal Two is approved, ING Investments, as investment adviser to the Fund, will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements, without such sub-advisory agreements being approved by the shareholders of the Fund.

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WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

         On May 24, 2002, the SEC issued the Order authorizing ING Investments, with the approval of the Company's Board of Directors, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Company will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act of the Company or ING Investments, other than by reason of serving as a sub-adviser to the Fund ("Affiliated Sub-Adviser"). In addition, the Company's Board and ING Investments would not be able to materially amend the Investment Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         The Order also permits the Company to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. The Company and ING Investments anticipate that this relief will benefit shareholders to the extent that it will give the Company and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, will encourage sub-advisers to negotiate lower portfolio management fees with ING Investments.

         In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule. Moreover, the Fund and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Portfolio Managers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Portfolio Managers, subject to necessary regulatory relief.

         The Manager-of-Managers arrangement will enable the Company to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

         Under the terms of the Order, the Company and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Company may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Company must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Portfolio Managers without obtaining shareholder approval. Furthermore, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Company must provide the Fund's shareholders with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy

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statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. Further, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per Fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

         Approval of Proposal Two by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

         If shareholders of the Fund do not approve the Manager-of-Managers arrangement, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in sub-adviser of the Fund or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

         In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Company's Board of Directors, including the Independent Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. The Company's Board initially met in November and December to review and consider, among other things, information relating to the Manager-of-Managers arrangement. At the December 17, 2003 meeting, the Company's Board voted to submit Proposal Two to shareholders of the Fund.

         After carefully considering the Company's contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of the sub-adviser to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

         The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Company's Board, including a majority of the Independent Directors, are required to annually review and consider for renewal this agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

         The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING

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Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Fund. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Company to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-adviser agreements. Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval. If shareholders approve Proposal Two, ING Investments, pursuant to the Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

         The Board concluded that it is appropriate and in the best interests of the Fund's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, ING Investments and the Company would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the interests of the Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the December 17, 2003 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Fund.

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                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

         The Board has named Theresa K. Kelety and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

         If any other matter is properly presented, your proxies will vote in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

         If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         December 22, 2003 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. Thirty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, will constitute a quorum.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposals is not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposals in this Proxy Statement prior to any adjournment(s) if sufficient votes have been received with respect to the Proposals. Any adjournment(s) will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

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CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot, but in the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

         ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Fund. For the fiscal year ended May 31, 2003, ING Funds Services was paid $195,390. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly-owned subsidiary of ING Funds Services, serves as the principal underwriter to the Fund. For the fiscal year ended May 31, 2003, ING Funds Services was paid $140,949. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposal Sub-Advisory Agreement.

         During the fiscal year ended May 31, 2003, no commissions were paid to affiliated brokers by the Fund.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate and Wellington Management will split the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

         The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                       Theresa K. Kelety, Secretary

January 15, 2004
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

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                                   APPENDIX A

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUND
                             AS OF DECEMBER 29, 2003

                                           NUMBER OF     PERCENT OF CLASS
  FUND NAME AND     NAME AND ADDRESS OF   SHARES OWNED      AND TYPE OF     PERCENT
      CLASS             SHAREHOLDER        OF RECORD         OWNERSHIP*     OF FUND
-----------------   -------------------   ------------   ----------------   -------
Growth and Income
Fund
Class A
-----------------------------------------------------------------------------------
Growth and Income
Fund
Class B
-----------------------------------------------------------------------------------
Growth and Income
Fund
Class C
-----------------------------------------------------------------------------------
Growth and Income
Fund
Class I
-----------------------------------------------------------------------------------

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

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                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT

                         FORM OF SUB-ADVISORY AGREEMENT

                  AGREEMENT made this 1st day of March 2004 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Sub-Adviser").

                  WHEREAS, ING Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, investment management company; and

                  WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

                  WHEREAS, the Fund may offer shares of additional series in the future; and

                  WHEREAS, pursuant to an Investment Management Agreement, dated March 1, 2002, as amended, (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

                  WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and

                  WHEREAS, the Fund's Board of Directors (the "Board") has authorized the Manager to enter into an agreement with the Sub-Adviser.

                  NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

                  1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment sub-adviser and manager to the series of the Fund (or portions thereof) set forth on SCHEDULE A hereto (the "Series"), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                  In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                  2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and

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determine in its discretion the composition of the assets of each Series'
portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of a Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with a Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

                           (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

                                    (i)      The Sub-Adviser will manage each
Series so that it meets the diversification requirements of Section 851 of the Internal Revenue Code.

                                    (ii)     The Sub-Adviser will have no duty
to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

                                    The Sub-Adviser will make appropriate
personnel available to consult with, upon reasonable request, the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any material conflict of interest with the issuers of securities that are the subject of such recommendation.

                                    (iii)    In connection with the purchase and
sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, or other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the

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Series' custodian and portfolio accounting agent.

                                    (iv)     The Sub-Adviser will assist the
custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Fund's Board, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                                    (v)      The Sub-Adviser will provide the
Manager, no later than the 12th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                                    (vi)     The Sub-Adviser will complete and
deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 12th business day of the following month.

                           (b)      The Sub-Adviser will make available to the
Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

                           (c)      The Sub-Adviser will provide reports to the
Fund's Board for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

                  3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, or determined in consultation with the Manager, which may include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, on behalf of a Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this

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                                                                Preliminary Copy

Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

                  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as other clients of the Sub-Adviser, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Series and to such other clients.

                  4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II, at the time material changes to Form ADV are filed with the SEC.

                  5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Series' operations.

                  6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears by the 10th business day of the following month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee for a Series under said Management Agreement when due, or the amount that was paid is insufficient to cover the portion of the Sub-Adviser's fee for that series (determined by prorating among the Series under this Agreement by relative net assets) under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

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                                                                Preliminary Copy

                  7. Marketing Materials.

                           (a) During the term of this Agreement, the
Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, Microsoft PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within 5 business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                           (b) During the term of this Agreement, the Manager
agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within 5 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  8.       Compliance.

                           (a) The Sub-Adviser agrees to use reasonable
compliance techniques, including any written compliance procedures.

                           (b) The Sub-Adviser agrees that it shall promptly
notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

                           (c) The Manager agrees that it shall promptly notify
the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon any of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                  9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for a Series are the property of the Fund and further agrees to surrender promptly to the Fund

                                                                Preliminary Copy

any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act.

                  10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Fund.

                  11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

                  12. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

                  13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and have reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

                  14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                                                                Preliminary Copy

                  15.      Indemnification.

                           (a)      The Manager agrees to indemnify and hold
harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                           (b)      Notwithstanding Section 14 of this
Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of a Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact regarding the Sub-Adviser, or the Sub-Adviser's past performance contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                           (c)      The Manager shall not be liable under
Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager

                                                                Preliminary Copy

of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

                           (d)      The Sub-Adviser shall not be liable under
Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

                  16.      Duration and Termination.

                           (a)      This Agreement shall become effective on the
date first indicated above, subject to the condition that the Fund's Board, including a majority of those Directors who are not

                                                                Preliminary Copy

interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to each Series for two years from the effective date of this Agreement, and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon 60 days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of a Series, upon 60 days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon 3 months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed 3 additional months beyond the initial 3-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

                  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

                           (b)      Notices. Any notice must be in writing and
shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                                                                Preliminary Copy

         If to the Fund:

                  ING Series Fund, Inc.
                  7337 East Doubletree Ranch Road
                  Scottsdale, Arizona 85258
                  Attention: Theresa Kelety, Counsel

         If to the Manager:

                  ING Investments, LLC
                  7337 East Doubletree Ranch Road
                  Scottsdale, Arizona 85258
                  Attention: Michael J. Roland

         If to the Sub-Adviser:

                  Wellington Management Company, LLP
                  75 State Street
                  Boston, Massachusetts 02109
                  Attn: Legal Services

                  17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Series until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

                  18.      Miscellaneous.

                           (a)      This Agreement shall be governed by the laws
of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                           (b)      The Manager and the Sub-Adviser acknowledge
that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Management Agreement.

                           (c)      The captions of this Agreement are included
for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                           (d)      To the extent permitted under Section 16 of
this Agreement, this Agreement may be assigned by any party only with the prior written consent of the other parties.

                           (e)      If any provision of this Agreement shall be
held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

                                                                Preliminary Copy

                           (f)      Nothing herein shall be construed as
constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

                           (g)      This Agreement may be executed in
counterparts.

                                                                Preliminary Copy

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                         ING INVESTMENTS, LLC

                                         By: ___________________________________
                                             Michael J. Roland
                                             Executive Vice President

                                         WELLINGTON MANAGEMENT
                                         COMPANY, LLP

                                         By: ___________________________________

                                         Title: ________________________________

                                                                Preliminary Copy

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                       WELLINGTON MANAGEMENT COMPANY, LLP

                                                    ANNUAL SUB-ADVISER FEE
          SERIES                         (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
          ------                         --------------------------------------------
ING Growth and Income Fund                 0.40% on the first $100 million of assets
                                           0.30% on assets in excess of $100 million

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                                   APPENDIX C

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
  Stanley D. Vyner - Executive VP & Chief Investment Risk and Strategy Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
                 William H. Rivoir, III - Senior VP & Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary

                                   PARTNERS OF
                       WELLINGTON MANAGEMENT COMPANY, LLP
                                 75 STATE STREET
                                BOSTON, MA 02109

                                      NAMES
                           Kenneth L. Abrams, Partner
                           Nicholas C. Adams, Partner
                           Rand L. Alexander, Partner
                          Deborah L. Allinson, Partner
                            Steven C. Angeli, Partner
                            James H. Averill, Partner
                            John F. Averill, Partner
                            Karl E. Bandtel, Partner
                            Mark J. Beckwith, Partner
                          James A. Bevilacqua, Partner
                             Kevin J. Blake, Partner
                            William N. Booth, Partner
                           Michael J. Boudens, Partner
               Paul Braverman, Chief Financial Officer and Partner
                            Robert A. Bruno, Partner
                           Michael T. Carmen, Partner
                           Maryann E. Carroll, Partner
                          William R. H. Clark, Partner
                              John DaCosta, Partner
                             Pamela Dippel, Partner
                            Scott M. Elliott, Partner
                            Robert L. Evans, Partner
                           David R. Fassnacht, Partner
                             Lisa d. Finkel, Partner
                            Mark A. Flaherty, Partner
                           Charles T. Freeman, Partner
                           Laurie A. Gabriel, Partner
                              Ann C. Gallo, Partner
                          Nicholas P. Greville, Partner

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                               Paul Hamel, Partner
                          William J. Hannigan, Partner
                          Lucius T. Hill, III, Partner
                            James P. Hoffman, Partner
                             Jean M. Hynes, Partner
                             Paul D. Kaplan, Partner
                           Lorraine A. Keady, Partner
                             John C. Keogh, Partner
                          George C. Lodge, Jr., Partner
                            Nancy T. Lukitsh, Partner
                             Mark T. Lynch, Partner
                             Mark D. Mandel, Partner
                         Christine S. Manfredi, Partner
                             Earl E. McEvoy, Partner
   Duncan M. McFarland, Chairman, Chief Executive Officer and Managing Partner
                           Paul M. Mecray III, Partner
                          Matthew E. Megargel, Partner
                             James N. Mordy, Partner
                            Diane C. Nordin, Partner
                           Stephen T. O'Brien, Partner
                            Andrew S. Offit, Partner
                            Edward P. Owens, Partner
                            Saul J. Pannell, Partner
                            Thomas L. Pappas, Partner
                           Jonathan M. Payson, Partner
                         Phillip H. Perelmuter, Partner
                            Robert D. Rands, Partner
                             James A. Rullo, Partner
                         John R. Ryan, Managing Partner
                           Joseph H. Schwartz, Partner
                           Theodore E. Shasta, Partner
                           Andrew J. Shilling, Partner
                           Binkley C. Shorts, Partner
                            Scott E. Simpson, Partner
                            Trond Skramstad, Partner
                            James H. Snakin, Partner
                          Stephen A. Soderberg, Partner
                            Eric Stromquist, Partner
                           Brendan J. Swords, Partner
                          Harriett Tee Taggart, Partner
                           Frank L. Teixeira, Partner
                    Perry M. Traquina, President and Partner
                           Nilesh P. Undavia, Partner
                             Clare Villari, Partner
                              Kim Williams, Partner
                            Itsuki Yamashita, Partner

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             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                  William H. Rivoir III - Senior VP & Secretary
                Robert S. Naka - Senior VP & Assistant Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
        James M. Hennessy - Senior Executive VP & Chief Operating Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Lauren Bensinger - VP & Chief Compliance Officer
             Kimberly A. Anderson - Senior VP & Assistant Secretary

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                                   APPENDIX D

                    ADVISORY FEE RATES FOR FUNDS WITH SIMILAR
           INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY WELLINGTON
                                   MANAGEMENT

The following table sets forth the name of other investment companies, with investment objectives similar to the Fund, for which Wellington Management acts as an investment adviser or a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2003.

FUND NAME          ANNUAL COMPENSATION             NET ASSETS
--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

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                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2004

                                               THIS PROXY IS SOLICITED ON BEHALF
                                                       OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theresa K. Kelety and Michael J. Roland, and each of them, or one or more substitutes designated by them (Proxies) and hereby authorize(s) and instruct(s) each of them, to vote the shares held by him or her at the special meeting of shareholders ("Special Meeting") of the ING Growth and Income Fund (the "Fund"), a series of ING Series Fund, Inc. (the "Company") to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 26, 2004, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting and the Proxy Statement with respect thereto.

                        Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

                        Date __________________, 2004

                        Signature(s) (if held jointly) (Sign in the Box)

                        This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                      FOR           AGAINST          ABSTAIN
                                                                      ---           -------          -------
1. To approve a new Sub-Advisory Agreement for the Fund between ING
   Investments, LLC and Wellington Management
   Company, LLP with no change in the Adviser or the overall          [ ]             [ ]              [ ]
   management fee paid by the Fund.

2. To approve a "Manager-of-Managers" arrangement for the Fund        [ ]             [ ]              [ ]
   to permit ING Investments, LLC, in its capacity as the
   Fund's investment adviser, subject to approval by the Board of Directors of the Company, to enter into and materially
   amend agreements with sub-advisers without obtaining the
   approval of Fund's shareholders.



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                       34